UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2006

RUTH’S CHRIS STEAK HOUSE, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-51485	72-1060618
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 International Parkway, Suite 100, Heathrow, Florida 32746

(Address of Principal executive offices, including Zip Code)

(407) 333-7440

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

Item 9.01 Financial Statements and Exhibits

SIGNATURES

Item 2.01 Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K/A amends and supplements Items 9.01(a) and 9.01(b) of the Current Report on Form 8-K filed by Ruth’s Chris Steak House, Inc. (the “Company”) on July 14, 2006 (the “Initial Form 8-K”) to include audited consolidated financial statements for fiscal 2005 and unaudited condensed financial statements for the six months ended June 30, 2006 of seven restaurants the Company acquired from Mr. Thomas J. Moran and unaudited condensed consolidated pro forma financial information of the Company reflecting ownership of the seven restaurants for fiscal 2005 and as of and for the six months ended June 30, 2006, in each case permitted pursuant to Item 9 of Form 8-K to be excluded from the Initial Form 8-K and filed by amendment to the Initial Form 8-K no later than 71 days after the date the Initial Form 8-K was required to be filed.

Item 9.01. Financial Statements and Exhibits

(a)	FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

Selected Franchisee Owned Ruth’s Chris Steak Houses Combined Audited Financial Statements as of and for the fiscal year ended December 31, 2005.

Selected Franchisee Owned Ruth’s Chris Steak Houses Combined Unaudited Financial Statements as of and for the six-month period ended June 30, 2006.

(b)	UNAUDITED PRO FORMA FINANCIAL INFORMATION

Ruth’s Chris Steak House, Inc. and Subsidiaries Unaudited Pro Forma Condensed Income Statements as of and for the fiscal year ended December 25, 2005.

Ruth’s Chris Steak House, Inc. and Subsidiaries Unaudited Pro Forma Financial Statements as of and for the six months ended June 25, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUTH’S CHRIS STEAK HOUSE, INC.

/s/ Thomas J. Pennison, Jr.
Date: September 25, 2006	Name:	Thomas J. Pennison, Jr.
	Title:	Senior Vice President, Chief Financial Officer and Secretary

2

EXHIBIT INDEX

Exhibit No.	Description
99.1	Selected Franchisee Owned Ruth’s Chris Steak Houses Combined Audited Financial Statements as of and for the fiscal year ended December 31, 2005.

99.2	Selected Franchisee Owned Ruth’s Chris Steak Houses Combined Unaudited Financial Statements as of and for the six-month period ended June 30, 2006.

99.3	Ruth’s Chris Steak House, Inc. and Subsidiaries Unaudited Pro Forma Condensed Income Statements as of and for the fiscal year ended December 25, 2005 and Unaudited Pro Forma Financial Statements as of and for the six months ended June 25, 2006.